UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2010

WHX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2394	13-3768097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N222, White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 461-1300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 9, 2010, WHX Corporation, a Delaware corporation (the “Company”), held its 2010 annual meeting of stockholders (the “Meeting”).

The following matters were submitted to a vote of the Company’s stockholders at the Meeting: (i) the election of seven directors, each to serve until the annual meeting of stockholders in fiscal year 2011 and until their respective successors have been duly elected and qualified; (ii) the approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), to change the name of the Company from “WHX Corporation” to “Handy & Harman Ltd.”; (iii) the approval of an amendment to the Company’s 2007 Incentive Stock Plan (the “2007 Plan”) to increase the number of shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), subject to the 2007 Plan from 80,000 shares to 1,200,000 shares; and (iv) the ratification of the appointment of Grant Thornton LLP as the Company’s independent accountants for the fiscal year ending December 31, 2010.

The total number of shares of Common Stock voted in person or by proxy at the Meeting was 11,604,960, representing approximately 95.3% of the 12,178,565 shares outstanding and entitled to vote at the Meeting.  Each director nominee was elected and each of the other matters submitted to a vote of the Company’s stockholders at the Meeting was approved by the requisite vote.  The Company anticipates that its name change to “Handy & Harman Ltd.” will become effective during the week of January 3, 2011 upon the filing with the Delaware Secretary of State of a Certificate of Amendment to the Company’s Certificate of Incorporation.  In connection with the name change, the Company also intends to change its trading symbol on the NASDAQ Capital Market from “WXCO” to “HNH,” effective January 3, 2011.

Set forth below is the number of votes cast for, against or withheld, as well as the number of broker non-votes and abstentions as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

1.           Election of Directors.

NOMINEE	VOTES FOR	VOTES WITHHELD	NON-VOTES
Warren G. Lichtenstein	9,366,553	427,565	1,810,842
Glen M. Kassan	9,138,100	656,018	1,810,842
Robert Frankfurt	9,602,490	191,628	1,810,842
Jack L. Howard	9,354,605	439,513	1,810,842
Louis Klein, Jr.	9,602,247	191,871	1,810,842
John H. Mcnamara, Jr.	9,138,094	656,024	1,810,842
Garen W. Smith	9,602,147	191,971	1,810,842

2.	Proposal to amend the Company’s Certificate of Incorporation to change the name of the Company from “WHX Corporation” to “Handy & Harman Ltd.”

For:	11,574,108	Against:	25,582	Abstain:	5,270	Non-Votes:	--

3.	Proposal to amend the 2007 Plan to increase the number of shares of Common Stock subject to the 2007 Plan from 80,000 shares to 1,200,000 shares.

For:	8,556,335	Against:	1,236,362	Abstain:	1,421	Non-Votes:	1,810,842

4.	Proposal to ratify Grant Thornton LLP as the Company’s independent public accountants for the Company’s fiscal year ending December 31, 2010.

For:	11,549,775	Against:	47,191	Abstain:	7,994	Non-Votes:	--

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHX CORPORATION

Dated: December 14, 2010	By:	/s/ Glen Kassan
	Name:	Glen Kassan
	Title:	Vice Chairman of the Board and Chief Executive Officer